EXHIBIT 99.1

                  CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with amendment no. 2 to the annual report on Form 10-KSB of netGuru, Inc. (the "Company") for the fiscal year ended March 31, 2002 (the "Report"), the undersigned hereby certifies in his capacity as Chief Executive Officer of the Company, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 27, 2003                              By: /s/ Amrit K. Das
                                                         -----------------------
                                                         Amrit K. Das
                                                         Chief Executive Officer

         In connection with amendment no. 2 to the annual report on Form 10-KSB of netGuru, Inc. (the "Company") for the fiscal year ended March 31, 2002 (the "Report"), the undersigned hereby certifies in his capacity as Chief Financial Officer of the Company, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 27, 2003                              By: /s/ Bruce K. Nelson
                                                         -----------------------
                                                         Bruce K. Nelson
                                                         Chief Financial Officer